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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549


                                 FORM 8-K


                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): March 6, 2000
                                                       (March 4, 2000)



COMMISSION FILE NUMBERS:  UNITED STATIONERS INC.:        0-10653
                          UNITED STATIONERS SUPPLY CO.: 33-59811




                        UNITED STATIONERS INC.
                     UNITED STATIONERS SUPPLY CO.
        (Exact name of Registrant as specified in its charter)





UNITED STATIONERS INC.:                  DELAWARE           36-3141189
UNITED STATIONERS SUPPLY CO.:            ILLINOIS           36-2431718
                         (State or other jurisdiction of  (IRS Employer
                        incorporation or organization)    Identification No.)





                            2200 EAST GOLF ROAD
                    DES PLAINES, ILLINOIS 60016-1267
                              (847) 699-5000


(Address, including zip code and telephone number, including area code, of registrant's executive offices)


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             UNITED STATIONERS INC. AND UNITED STATIONERS SUPPLY CO.



ITEM 5.  OTHER EVENTS

     Daniel H. Bushell has resigned as Executive Vice President, Chief Development Officer, and Chief Financial Officer of United Stationers Inc. (the "Company") and of its wholly owned subsidiary, United Stationers Supply Co., effective March 4, 2000. His resignation was based on his desire to be in a chief executive officer-type position, not a reflection of the financial condition of the Company. Randall W. Larrimore will serve as Interim Chief Financial Officer until a replacement is found. Mr. Larrimore will continue serving as President and Chief Executive Officer of the Company.

ITEM 7.  EXHIBITS

Exhibit 99
     Press release issued by the Company on March 6, 2000.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       United Stationers Inc.
                                       United Stationers Supply Co.


Dated:     March 6, 2000          By:  Randall W. Larrimore
                                       ---------------------------------------
                                       Randall W. Larrimore
                                       President, Chief Executive Officer, and
                                       Interim Chief Financial Officer